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                                                                  EXHIBIT 23.2

                           CONSENT OF LEGAL COUNSEL

We consent to the reference to our firm under the heading "Legal Matters" in Amendment No. 6 to the Registration Statement (Form S-1, No. 333-35819) and related Prospectus of U.S. Vision, Inc.


                                           Sayles & Lidji,
                                           A Professional Corporation






Dallas, Texas                              By: /s/  Brian M. Lidji
December 1, 1997                              -------------------------------
                                               Brian M. Lidji